Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT AND GUARANTY

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT AND GUARANTY, dated as of January 22, 2019 (this “Amendment”) between Gaming Acquisitions Limited, a limited liability company formed under the laws of England and Wales (the “Issuer”) and HG Vora Special Opportunities Master Fund, Ltd., as a purchaser (in such capacity, “HG Vora”), to that certain Note Purchase Agreement and Guaranty dated as of August 13, 2018 (the “NPA”) by and among the Issuer, Inspired Entertainment, Inc., a corporation formed under the laws of Delaware (“Holdings”), certain subsidiaries of Holdings as Guarantors, the Purchasers party thereto from time to time and Cortland Capital Market Services LLC, as the Note Agent and as the Collateral Agent (the “Agent”)

W I T N E S S E T H:

WHEREAS, pursuant to the NPA, the Purchasers have agreed to make, and have made, certain note purchases from the Issuer;

WHEREAS, HG Vora, constituting the Requisite Purchasers under the NPA, and the Issuer have jointly agreed to make certain amendments to the NPA.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

Section 1.  Definitions. Unless otherwise defined herein, terms defined in the NPA (as amended pursuant to Section 2 below) and used herein shall have the meanings given to them in the NPA.

Section 2.  Amendments. The NPA is hereby amended, effective as of the date hereof as follows:

(a)           the definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the NPA is hereby amended by amending and restating subsection (i)(b)(1) thereof in its entirety to read as follows:

“(1) cash expenditures in an amount not to exceed (x) $6,000,000 in any Test Period ending on or before September 30, 2019 in respect of any extraordinary, exceptional or unusual items (including fees, costs and expenses associated with Project Alabama), (y) $5,500,000 in any Test Period ending on December 31, 2019, March 31, 2020 and June 30, 2020 in respect of any extraordinary, exceptional or unusual items (including fees, costs and expenses associated with Project Alabama) and (z) $2,000,000 for any Test Period ending on December 31, 2020 and thereafter in respect of any extraordinary, exceptional or unusual items,”

(b)          the definition of “Consolidated Growth Capital Expenditures” in Section 1.1 of the NPA is hereby amended by adding the following parenthetical to the end of subsection (ii) thereof to read as follows:

“(including the first $1,500,000 of capital expenditures made pursuant to the expansion and/or upgrading of Holdings’ corporate headquarters in connection with Project Alabama).”

(c)           Section 1.1 of the NPA is hereby further amended by adding the following defined term and definition thereof in its appropriate alphabetical order:

“Project Alabama” is the consolidation of the Birmingham, Bangor, London, Wolverhampton and Burton on Trent offices into a new facility in Burton on Trent.

Section 3.  Effectiveness. This Amendment shall become effective upon receipt by HG Vora of duly executed counterpart signature pages to this Amendment by each of itself and the Issuer.

Section 4.  Effect of Amendment.

(a)           Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Purchasers or the Agent under the NPA or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the NPA or any other provision of the NPA or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the NPA or any other Credit Document in similar or different circumstances.

(b)           On and after the date hereof, each reference in the NPA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the NPA in any other Credit Document shall be deemed a reference to the NPA as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the NPA and the other Credit Documents.

Section 5. General.

(a)           GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW.

(b)           Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including by “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.

(c)           Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

GAMING ACQUISITIONS LIMITED

By:	/s/ Stewart Baker
Name: Stewart Baker
Title: Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement and Guaranty]

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	HG Vora Capital Management, LLC,
as investment adviser

By:	/s/ Mandy Lam
Name: Mandy Lam
Title: General Counsel

[Signature Page to Amendment No. 1 to Note Purchase Agreement and Guaranty]